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     Prospectus Supplement (to Prospectus Supplement dated June 11, 2001 to
                         Prospectus dated May 4, 2001)

                           $181,455,000 (Approximate)

                              C-BASS Mortgage Loan
                   Asset-Backed Certificates, Series 2001-CB2

                              ACE Securities Corp.
                                   Depositor

              Credit-Based Asset Servicing and Securitization LLC
                                     Seller

                            Litton Loan Servicing LP
                                    Servicer

The Prospectus Supplement dated June 11, 2001 to the Prospectus dated May 4, 2001 with respect to the above captioned series of certificates is hereby amended as follows:

         The definition of "Overcollateralization Amount" under the caption "Description of the Certificates-- Principal Distributions" is hereby deleted in its entirety and replaced with the following:

         "Overcollateralization Amount" means, as of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the last day of the immediately preceding Collection Period over
         (y) the aggregate Certificate Principal Balance of all classes of Offered Certificates and the Class B-2 Certificates (after taking into account all distributions of principal on such Distribution Date).

         The first sentence of the first paragraph under the caption "Description of the Certificates--Application of Monthly Excess Cashflow Amounts" is hereby deleted in its entirety and replaced with the following:

         The weighted average Net Mortgage Interest Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the Offered Certificates and the Class B-2 Certificates, thus generating certain excess interest collections which, in the absence of losses, will not be necessary to fund interest distributions on the Certificates.

         The first sentence of the sixth paragraph under the caption "Description of the Certificates--Application of Monthly Excess Cashflow Amounts" is hereby deleted in its entirety and replaced with the following:

         On any Distribution Date, the sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and any portion of the Principal Distribution Amount (without duplication) remaining after principal distributions on the Offered Certificates and the Class B-2 Certificates is the "Monthly Excess Cashflow Amount", which is required to be applied in the following order of priority (the "Monthly Excess Cashflow Allocation") on such Distribution Date:

Deutsche Banc Alex. Brown                          First Union Securities, Inc.

                                 June 13, 2001